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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- FIXED INCOME FUNDS
SUPPLEMENT DATED NOVEMBER 22, 2004 TO PROSPECTUS DATED JULY 31, 2004


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The following replaces the first paragraph on page 10 of the Prospectus under
"Principal Investment Strategies and Risks" for the FIXED INCOME FUND:

The Fund's dollar-weighted average maturity will, under normal circumstances, range between five and fifteen years.

The following replaces the third paragraph under "Fund Management" on page 44 of the Prospectus:

The management team leaders for the FLORIDA INTERMEDIATE TAX-EXEMPT FUND is Timothy T.A. McGregor, Senior Vice President of Northern Trust, and Timothy Blair, Second Vice President of Northern Trust. Both have had such responsibility since September 2004. Mr. McGregor joined Northern Trust in 1989 and during the last five years has managed various municipal bond portfolios. Mr. Blair has been with Northern Trust since 1992. During the past five years he has been a municipal bond trader and managed various municipal bond portfolios.



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                                                          FIX SPT 11/04
                                     50 South LaSalle Street
                                     P.O. Box 75986
                                     Chicago, Illinois 60675-5986
                                     800/595-9111
     [NORTHERN FUNDS LOGO]           northernfunds.com